Annual Total Returns- NORTHERN INSTITUTIONAL TREASURY PORTFOLIO (Service and Premier Shares) [BarChart] - Service and Premier Shares - NORTHERN INSTITUTIONAL TREASURY PORTFOLIO - Premier Shares	2017	2018	2019	2020
Total	0.72%	1.68%	2.07%	0.37%